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                                                                    EXHIBIT 10.2




April 21, 2000


Sumitomo Rubber Industries, Ltd
6-9, 3-Chome
Wakinohama-cho, Chuo-Ku
Kobe 651
Japan

Attention:  Naoto Saito, Chairman

Re: Shareholders Agreement for the Europe JVC dated as of June 14, 1999 by and among The Goodyear Tire & Rubber Company ("Goodyear"), Goodyear S.A., a Luxembourg corporation, Goodyear S.A., a French corporation, Goodyear Canada Inc. and Sumitomo Rubber Industries, Ltd. (the "European Shareholders Agreement") and this Amendment No.1.

Dear Saito-san:

Goodyear hereby requests that the other parties to the European Shareholders Agreement hereby agree to adopt this Amendment No. 1 to such agreement so as to allow the Birmingham factory site of Goodyear Dunlop Tires Europe B.V. ("GDTE") and/or Affiliates controlled by it to be closed, discontinued and/or disposed of notwithstanding any provision of Article 9.10 of the European Shareholders Agreement limiting such action during the two (2) years after the operational start-up date (September 1, 1999) of GDTE. The undersigned, as parties to the European Shareholders Agreement and/or shareholders of GDTE also hereby authorize and confirm that such a closure, discontinuance and/or disposal of the Birmingham factory site is authorized for the purpose of Article 3.6 (xiv) and/or (xv) of the European Shareholders Agreement.

The parties agree that the European Shareholders Agreement shall be amended to give effect of the foregoing but in all other respects the other terms and conditions of the European Shareholders Agreement shall continue without change. All expressions used in this Amendment No. 1 shall have the same meanings as are ascribed to them in the European Shareholders Agreement unless otherwise specifically defined herein.

If you are in agreement with the foregoing, please so indicate by signing this letter and the accompanying duplicate copies, one copy of which is for your files.



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                                          THE GOODYEAR TIRE & RUBBER COMPANY


                                          By:           /s/ Samir Gibara
                                                 -------------------------------
                                                 Samir Gibara
                                          Title: Chairman of the Board, Chief
                                                 Executive Officer and President

Confirmed and agreed to by
all the undersigned as of the
date first above written

SUMITOMO RUBBER INDUSTRIES, LTD.


By:           /s/ Naoto Saito
       ------------------------------
       Naoto Saito
Title: Chairman


GOODYEAR S.A.,
a Luxembourg corporation


By:           /s/ Samir Gibara
       ------------------------------
       Samir Gibara
Title: Attorney-in-fact


GOODYEAR S.A.,
a French corporation


By:           /s/ Samir Gibara
       ------------------------------
       Samir Gibara
Title: Attorney-in-fact


GOODYEAR CANADA INC.


By:           /s/ Samir Gibara
       ------------------------------
       Samir Gibara
Title: Attorney-in fact